Investment in Securities (Summary of Investment in Securities) (Detail) - JPY (¥) ¥ in Millions		Dec. 31, 2022	Mar. 31, 2022
Equity securities	[1]	¥ 561,116	¥ 560,643
Trading debt securities		2,968	2,503
Available-for-sale debt securities		2,107,359	2,174,891
Held-to-maturity debt securities		114,757	114,312
Total		¥ 2,786,200	¥ 2,852,349

[1]	The amount of assets under management of variable annuity and variable life insurance contracts included in equity securities were ¥185,115 million and ¥149,314 million as of March 31, 2022 and December 31, 2022, respectively. The amount of investment funds that are accounted for under the equity method included in equity securities were ¥90,650 million and ¥90,709 million as of March 31, 2022 and December 31, 2022, respectively. The amount of investment funds elected for the fair value option included in equity securities, and others were ¥11,709 million and ¥15,002 million as of March 31, 2022 and December 31, 2022, respectively.